UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2016

Huntington Funding, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number: 333-214109

Central Index Key Number: 0001540483

Huntington Auto Trust 2016-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number: 333-214109-01

Central Index Key Number: 0001688281

The Huntington National Bank

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0000049205

Delaware	26-2764361
(State or Other Jurisdiction of Incorporation of Registrant)	(Registrant’s I.R.S. Employer Identification No.)

Huntington Funding, LLC Corporation Service Company 2711 Centerville Road, Suite 400 Wilmington, Delaware	19808
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(302) 636-5454

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Auto Loan Asset Backed Notes (the “Notes”) by Huntington Auto Trust 2016-1 described in the Prospectus dated November 28, 2016.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to the Registrant, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

5.1	Opinion of Mayer Brown LLP dated as of November 29, 2016 with respect to legality matters

8.1	Opinion of Mayer Brown LLP dated as of November 29, 2016 with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 29, 2016	HUNTINGTON FUNDING, LLC

	By:	/s/ Matthew T. Alexander
	Name:	Matthew T. Alexander
	Title:	Vice President

S-1